Summary Prospectus May 1, 2017

MML Series Investment Fund

MML Managed Volatility Fund

Initial Class, Service Class

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.16%	.16%
Total Annual Fund Operating Expenses	.91%	1.16%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$93	$290	$504	$1,120
Service Class	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Index is a widely recognized, unmanaged index representative of common stocks

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

of larger capitalized U.S. companies. As of February 28, 2017, the market capitalization range of companies included in the Index was $2.53 billion to $719.94 billion. Writing index call options provides steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price. From time to time, the Fund’s subadviser, Gateway Investment Advisers, LLC (“Gateway”), may reduce the Fund’s holdings of put options, resulting in an increased exposure to a market decline. Use of index options, a type of derivative, by the Fund may have the effect of creating investment leverage, although the Fund does not use index options for the purpose of creating investment leverage. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options, and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments with the potential to reduce volatility by exposing investors to less risk than other equity investments.

Equity securities purchased by the Fund may include U.S. exchange-listed common stocks and interests in real estate investment trusts (“REITs”). The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. By writing index call options and purchasing index put options in addition to investing in equity securities, Gateway intends for the Fund’s volatility to be closer to intermediate- to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, Gateway expects the Fund to be less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income investments and “hybrid investments” (blends of equity and short-term fixed income), although Gateway expects the Fund to generally have lower long-term returns than a fund consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will reduce the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

The Fund continuously writes index call options, typically on the Index, on the approximate full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price, and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price. Assuming the Fund holds a purchased put option until expiration, the Fund will make money on it if the underlying index has fallen below the strike price of the option at the expiration date by an amount greater than the premium the Fund originally paid for the option (and any related transaction costs). The Fund will lose money on an index put option purchased by it if the underlying index has not fallen below the option’s strike price by an amount greater than the premium the Fund paid for the option (and any related transaction costs). The Fund may not spend at any time more than 5% of its assets to purchase index put options.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Correlation Risk The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to that of the indices underlying its option positions.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Index Options Risk The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call options. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s options strategies, and for these and other reasons the Fund’s options strategies may not reduce the Fund’s volatility to the extent desired.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison to the returns of fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index). The Fund’s name, investment objective, and investment strategy changed on April 29, 2013. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Initial Class Shares

Highest Quarter:	2Q ’09,	20.11%	Lowest Quarter:	4Q ’08,	-	24.93%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Managed Volatility Fund	3.69%	8.26%	2.87%
Service Class	MML Managed Volatility Fund	3.42%	7.99%	2.62%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		2.65%	2.23%	4.34%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Gateway Investment Advisers, LLC (“Gateway”)

Portfolio Managers:

Paul R. Stewart, CFA is the President and Chief Executive Officer, a Board member, and a Portfolio Manager at Gateway. He has served as Co-Portfolio Manager of the Fund since April 2013.

Michael T. Buckius, CFA is the Chief Investment Officer and a Senior Vice President, Board member, and Portfolio Manager at Gateway. He has served as Co-Portfolio Manager of the Fund since April 2013.

Kenneth H. Toft, CFA is a Senior Vice President and Portfolio Manager at Gateway. He has served as Co-Portfolio Manager of the Fund since April 2013.

Daniel M. Ashcraft, CFA is a Portfolio Manager at Gateway. He has served as a Co-Portfolio Manager of the Fund since May 2016.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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